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                                                                   Exhibit 10.32

                                     FORM OF
                 NON-COMPETITION AND NON-SOLICITATION AGREEMENT


         This agreement is made between Streamline, Inc., a Delaware corporation (hereinafter referred collectively with its subsidiaries as the "Company"), and ___________________ (the "Employee").

         In consideration of the employment or continued employment of the Employee by the Company, the Employee and the Company agree as follows:

1.       NON-COMPETITION.

           (a) While the Employee is employed by the Company and for a period of two years after the termination or cessation of such employment for any reason, the Employee will not directly or indirectly:

                 (i) as an individual proprietor, partner, stockholder, officer, employee, director, joint venture, investor, lender, consultant, or in any other capacity whatsoever (other than as the holder of not one more than one percent of the combined voting power of the outstanding stock of a publicly held company), develop, design, produce, market, sell or render (or assist any other person in developing, designing, producing, marketing, selling or rendering) products or services competitive with those developed, designed, produced, marketed, sold, or rendered by the Company while the Employee was employed by the Company; or

                (ii) solicit, divert or take away, or attempt to divert or take away, the business or patronage of any of the clients, customers or accounts, or prospective clients, customer or account, of the Company which were contacted, solicited or served by the Employee while employed by the Company.

           (b) If the Employee violates the provisions of Section 1(a), the Employee shall continue to be bound by the restrictions set forth in Section 1(a) until a period of two years has expired without any violation of such provisions.

2.       NON-SOLICITATION.

           (a) While the Employee is employed by the Company and for a period of two years after the termination of cessation of such employment for any, the Employee will not directly or indirectly recruit, solicit or hire any employee of the Company, or induct or attempt to induce any employee of the Company to terminate his/her employment with, or otherwise cease his/her relationship with, the Company.

           (b) If the employee violates the provisions of Section 2(a), the Employee shall continue to be bound by the restrictions set forth in Section 2(a) until a period of two years has expired without violation of such provisions.

3.       MISCELLANEOUS.

           (a) NO CONFLICT. The Employee represents that the execution and performance by him/her of this agreement does not and will not conflict with or breach the terms of any other agreement by which the Employee is bound.

           (b) NOT EMPLOYMENT CONTRACT. The Employee acknowledges that this Agreement does not constitute a contract of employment and does not imply that the Company will continue his/her employment for any period of time.


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           (c) INTERPRETATION. If any restriction set forth in Section 1 or 2 is found by any court of competent jurisdiction to be unenforceable because it extends for too long a period of time or over too great a range of activities or in too broad a geographic area as to which it may be enforceable.

           (d) SEVERABILITY. The invalidity of unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement. If any restriction contained herein is found by a court of competent jurisdiction to be unenforceable because it extends for too long a period of time or over too great a range of activities, then it is to extend only over a maximum period of time or range of activities as to which it may be enforceable.

           (e) WAIVER OF RIGHTS. No delay or omission by the Company is exercising any right under this Agreement will operate as a waiver of that or any other right . A waiver or consent given by the Company on any one occasion is effective only in that instance and will be construed as a bar to or waiver of any right on any other occasion.

           (f) EQUITABLE REMEDIES. The restrictions contained in this Agreement are necessary for the protection of the business and goodwill of the Company and are considered by the Employee to be reasonable for such purpose The Employee agrees that any breach of this Agreement is likely to cause the Company substantial and irrevocable damage and therefore, in the event of any such breach, the Employee agrees that the Company, in addition to such other remedies which may be available, shall be entitle to specific performance and other injunctive relief.

           (g) ASSIGNABILITY. The Company may assign this Agreement to any other corporation or entity which acquires (whether by purchase, merger, consolidation or otherwise) all or substantially all of the business and/or assets of the Company.

           (h) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts. Any action, suit, or other legal proceeding which is commenced to resolve any matter arising under or relating to any provision of this Agreement shall be commenced only in a court of the Commonwealth of Massachusetts (or, if appropriate, a federal court located within Massachusetts), and the Company and the Employee each consents to the jurisdiction of such a court.

THE EMPLOYEE ACKNOWLEDGES THAT HE/SHE HAS CAREFULLY READ THIS AGREEMENT AND UNDERSTANDS AND AGREES TO ALL OF THE PROVISIONS IN THIS AGREEMENT.

         WITNESS our hands and seals:

                                         STREAMLINE, INC.

Date:                                    BY:
     --------------------------             -----------------------------

                                            -----------------------------
                                            Timothy A. DeMello
                                            Chairman and CEO


                                         EMPLOYEE

Date:
     ---------------------------            -----------------------------
                                                     (Signature)

                                            -----------------------------
                                                     (print name)